UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014

TIME WARNER CABLE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33335	84-1496755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Columbus Circle, New York, New York 10023

(Address of principal executive offices)                     (Zip Code)

Registrant’s telephone number, including area code: (212) 364-8200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Time Warner Cable Inc. (the “Company” or “TWC”) has recast its consolidated financial statements as of December 31, 2013 and 2012 and for each year in the three-year period ended December 31, 2013 and the related Management’s Discussion and Analysis of Results of Operations and Financial Condition to reflect, effective in the first quarter of 2014, (i) the Company’s determination that it has three reportable segments and (ii) the Company’s revised categorization of operating costs and expenses to be consistent with how such costs and expenses are presented to management and to provide a more meaningful presentation. These changes are also reflected in the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 filed with the Securities and Exchange Commission on April 24, 2014 (the “First Quarter 2014 Form 10-Q”).

Attached hereto as Exhibit 99.1 are revised presentations of the following sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Form 10-K), to reflect the changes described above: Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Item 8 – Financial Statements and Supplementary Data.

This filing does not reflect any subsequent information or events other than adjustments to reflect the updated segment information and the Company’s revised categorization of operating costs and expenses. Without limitation of the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2013 Form 10-K for any information, uncertainties, transactions, risks, events or trends. This Current Report on Form 8-K should be read in conjunction with the 2013 Form 10-K and the First Quarter 2014 Form 10-Q and other filings. The First Quarter 2014 Form 10-Q and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2013 Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

23.1	Consent of Ernst & Young LLP.

99.1	Recast consolidated financial statements of Time Warner Cable Inc. as of December 31, 2013 and 2012 and for each year in the three-year period ended December 31, 2013 and related Management’s Discussion and Analysis of Results of Operations and Financial Condition.

101	The following financial information from the Company’s Current Report on Form 8-K for the year ended December 31, 2013, filed with the SEC on April 24, 2014, formatted in eXtensible Business Reporting Language:
(i) Consolidated Balance Sheet as of December 31, 2013 and December 31, 2012, (ii) Consolidated Statement of Operations for the years ended December 31, 2013, 2012 and 2011, (iii) Consolidated Statement of Comprehensive Income for the years ended December 31, 2013, 2012 and 2011, (iv) Consolidated Statement of Cash Flows for the years ended December 31, 2013, 2012 and 2011, (v) Consolidated Statement of Equity for the years ended December 31, 2013, 2012 and 2011 and (vi) Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.

By:	/s/ Arthur T. Minson, Jr.

Name:	Arthur T. Minson, Jr.
Title:	Executive Vice President and Chief Financial Officer

Date: April 24, 2014

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Ernst & Young LLP.

99.1	Recast consolidated financial statements of Time Warner Cable Inc. as of December 31, 2013 and 2012 and for each year in the three-year period ended December 31, 2013 and related Management’s Discussion and Analysis of Results of Operations and Financial Condition.

101	The following financial information from the Company’s Current Report on Form 8-K for the year ended December 31, 2013, filed with the SEC on April 24, 2014, formatted in eXtensible Business Reporting Language:
(i) Consolidated Balance Sheet as of December 31, 2013 and December 31, 2012, (ii) Consolidated Statement of Operations for the years ended December 31, 2013, 2012 and 2011, (iii) Consolidated Statement of Comprehensive Income for the years ended December 31, 2013, 2012 and 2011, (iv) Consolidated Statement of Cash Flows for the years ended December 31, 2013, 2012 and 2011, (v) Consolidated Statement of Equity for the years ended December 31, 2013, 2012 and 2011 and (vi) Notes to Consolidated Financial Statements.